UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

Interplay Entertainment Corp.

(Exact name of registrant as specified in its charter)

Delaware 0-24363 33-0102707

(State or other jurisdiction (Commission (I.R.S. Employer

of incorporation) file number) Identification No.)

1682 Langley Avenue, Irvine, California 92619

(Address of principal executive offices)

(Registrant's telephone number, including area code): (310) 432-1958

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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Item 8.01 Other Events

On June 7, 2005, the Company received a letter from NASDAQ relating to a hearing held on June 2, 2005 regarding the eligibility of the Company's securities for quotation on the OTC Bulletin Board ("OTCBB") and providing formal notice that the Panel designated by the NASD Board of Governors determined that the Company's securities are eligible for continued quotation on the OTCBB.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corpororation

(Registrant)

DATE: June 17, 2005 By /s/ Herve Caen

Herve Caen

Chief Executive Officer and Interim

Chief Financial Officer